EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tanico Inc. (the “Company”) on Form 10-Q for the quarterly period ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Anton Mikhalev, certify that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2026

/s/Anton Mikhalev
Anton Mikhalev
Chief Executive Officer
Chief Financial Officer